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                                                                  Exhibit (c)(1)

                     [H.M. Richard & Associates Letterhead]



April 18, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

         We have read Item 4 of Form 8-K, dated April 18, 2001, of Chinawe.com Inc. and are in agreement with the statements contained in the first, second and fourth paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


/s/ H.M. Richard & Associates
H.M. Richard & Associates